UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
December 20, 2007 (Date of earliest event reported)
Xcel Energy Inc. (Exact name of registrant as specified in charter)
Minnesota (State or other jurisdiction of incorporation)
001-3034 (Commission File Number)	41-0448030 (IRS Employer Identification No.)

414 Nicollet Mall, Minneapolis, Minnesota	55401
(Address of principal executive offices)	(Zip Code)

612-330-5500 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

On December 20, 2007, Xcel Energy Inc., a Minnesota corporation (the “Company”), issued a press release announcing the settlement of its offer to exchange up to $253,979,000 aggregate principal amount of its 5.613% Senior Notes, Series B due 2017, which have been registered under the Securities Act of 1933, as amended, for up to $253,979,000 aggregate principal amount of its outstanding 5.613% Senior Notes, Series A due 2017.  The exchange offer expired at 5:00 p.m., New York City time, on December 12, 2007.  A copy of the press release is filed as exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
99.1	Press release of Xcel Energy Inc. dated December 20, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Xcel Energy Inc.
(a Minnesota corporation)

By:	/s/ George E. Tyson II
Name:	George E. Tyson II
Title:	Vice President and Treasurer

Dated:    December 20, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Xcel Energy Inc. dated December 20, 2007